SECOND QUARTER 2021 EARNINGS CALL July 28, 2021

2 The financial results in this document reflect preliminary, unaudited results, which are not final until the Company’s Quarterly Report on Form 10-Q is filed. With the exception of historical information, certain statements contained or incorporated by reference herein may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), such as those pertaining to the uncertain financial impact of the COVID-19 pandemic, our capital resources and liquidity, our expected dividend payments, our expected cash flows and liquidity, the performance of our customers, our expected cash collections, expected use of proceeds from dispositions and our results of operations and financial condition. The estimates presented herein are based on the Company's current expectations and, given the current economic uncertainty, there can be no assurances that the Company will be able to continue to comply with applicable covenants under its debt agreements, which could materially impact actual performance. Forward-looking statements involve numerous risks and uncertainties, and you should not rely on them as predictions of actual events. There is no assurance the events or circumstances reflected in the forward-looking statements will occur. You can identify forward-looking statements by use of words such as “will be,” “intend,” “continue,” “believe,” “may,” “expect,” “hope,” “anticipate,” “goal,” “forecast,” “pipeline,” “estimates,” “offers,” “plans,” “would” or other similar expressions or other comparable terms or discussions of strategy, plans or intentions contained or incorporated by reference herein. Forward-looking statements necessarily are dependent on assumptions, data or methods that may be incorrect or imprecise. These forward-looking statements represent our intentions, plans, expectations and beliefs and are subject to numerous assumptions, risks and uncertainties. Many of the factors that will determine these items are beyond our ability to control or predict. For further discussion of these factors see “Item 1A. Risk Factors” in our most recent Annual Report on Form 10-K and, to the extent applicable, our Quarterly Reports on Form 10-Q. For these statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on our forward-looking statements, which speak only as of the date hereof or the date of any document incorporated by reference herein. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Except as required by law, we do not undertake any obligation to release publicly any revisions to our forward-looking statements to reflect events or circumstances after the date hereof. DISCLAIMER

INTRODUCTORY COMMENTS 3

PORTFOLIO UPDATE 4

5 PORTFOLIO OVERVIEW Education Portfolio 74 Properties; 8 Operators Occupancy at 100% * See Supplemental Operating and Financial Data – Second Quarter and Six Months Ended June 30, 2021 for the applicable periods for definitions and calculations of these non-GAAP measures Experiential Portfolio 283 Properties; 42 Operators Occupancy at 95% $5.9B Total Investments 4 Properties under Development Total Portfolio Snapshot ~$6.5B Total Investments* Occupancy at 95% 357 Properties YTD Investment Spending $68.6M Create Memorable Experiences in Safe Environments

6 Executed new leases – 5 previously vacant theatres were leased, all theatres which will stay theatres are now leased Consumers returning to theatres – With new content releases starting in March, box office continues to increase each month with a full slate for the remainder of 2021 Theatre Exhibition – Theatrical release remains essential element to drive revenue for studios • Studios will continue to experiment with windows, PVOD and streaming to optimize revenues PORTFOLIO UPDATE *Projected at $500M Theatres – 99% of EPR’s theatres open as of July 26 $80M Box office opening weekend $155M Gross after 17 days Expect July box office up 25% over June$0 $300 $600 Box Office (in millions) *

7 PORTFOLIO UPDATE * Through July 1, 2021 3% of theatres 8% of box office 96% of EPR theatres in top 50% of country Expanded amenities in most locations 58% have reclining seats 77% have enhanced food and beverage and/or alcohol 58% have either IMAX, other large format premium screens, or both Outsized productivity* EPR’s Strong Portfolio: Well-positioned and highly productive

8 PORTFOLIO UPDATE Other Experiential and Education: 100% open as of July 26 Ski • Skier visits up 2% over 3-yr avg. • Increase in first-time skiers, broadening base Eat & Play • Attendance at or above 2019 levels • Expect robust demand through summer Attractions & Cultural • Seeing strong demand • Several attractions significantly ahead of 2019 attendance levels Experiential Lodging • Several properties just reopening • New Camp Margaritaville RV Resort and Lodge in Pigeon Forge opened in June

9 ASSET MANAGEMENT Capital Recycling • Sold one theatre property for $14.9M Return to Growth • Investment professionals looking at new opportunities Collections and Deferral Agreements • Q2 collections were 85% of contractual cash revenue • YTD through July 26, collections of deferred rent and interest from accrual basis tenants totaled $48.9M

FINANCIAL REVIEW 1 0

1 1 (In millions except per-share data) * See Supplemental Operating and Financial Data – Second Quarter and Six Months Ended June 30, 2021 for the applicable periods for definitions and calculations of these non-GAAP measures FINANCIAL HIGHLIGHTS Financial Performance* Quarter ended June 30, 2021 2020 $ Change % Change Total Revenue $125.4 $106.4 19.0 18% Net Income (Loss) – Common 12.5 (69.0) 81.5 118% FFO as adj. – Common* 50.6 31.4 19.2 61% AFFO – Common* 53.0 33.3 19.7 59% Net Income (Loss)/share – Common 0.17 (0.90) 1.07 119% FFO/share - Common, as adj.* 0.68 0.41 0.27 66% AFFO/share - Common* 0.71 0.44 0.27 61%

1 2 Net Debt to Gross Assets was 39% at 6/30/21 • $3.1B total debt; all fixed rate or fixed through int. rate swaps at wtd. avg. = 4.6% • Weighted avg. debt maturity ~5 years; No scheduled debt maturities until 2022 when only the revolving credit facility matures (zero outstanding) Early Termination of Covenant Relief Period and Resumption of Common Dividend • Effective July 13, 2021, interest rate on revolver and term loan reduced to pre-covenant waiver levels, based on current unsecured debt ratings • Monthly cash dividend of $0.25 per common share payable on August 16, 2021; annualized dividend of $3.00 Liquidity Position • $509.8M unrestricted cash on hand at 6/30/21; No balance on $1B revolver at 6/30/21 • Cash collections were 85% of contractual cash revenue for the second quarter; additional $48.9M of accrued deferred rent and interest receivable collected through 7/26/21 CAPITAL MARKETS UPDATE

1 3 INTRODUCING 2021 GUIDANCE Q3 2021 Range in $ % of Contractual Cash Rev.1 Revenue recognition $117M - $122M 84% - 88% Collections $114M - $120M 82% - 86% (1) Contractual cash revenue is an operational measure and represents aggregate cash payments for which the Company is entitled under existing contracts, excluding the impact of any temporary abatements or deferrals, percentage rent (rents received over base amounts), non-cash revenue and revenue from taxable REIT subsidiaries (TRSs). Q4 2021 Range in $ % of Contractual Cash Rev.1 $132M - $138M 95% - 99% $130M - $135M 93% - 97% FFO As Adjusted Per Share $2.76 - $2.86

CLOSING COMMENTS 1 4

EPR Properties 909 Walnut Street, Suite 200 Kansas City, MO 64106 www.eprkc.com 816-472-1700 info@eprkc.com